Treasury Stock	12 Months Ended
Dec. 31, 2011
Treasury Stock [Abstract]
Treasury Stock

NOTE K — Treasury Stock

Common stock held in treasury totaled 20,724,106 shares with a cost of $300.6 million at December 31, 2011 and 20,320,759 shares with a cost of $297.0 million at December 31, 2010. Approximately 6.9 million shares are available for future issuances.

In May 2008, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. The authorization has no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. During 2011, 403,347 shares were repurchased at a cost of approximately $3.6 million or $8.86 per share, under this program. No shares were repurchased under this program in 2010.